Lincoln Investor Advantage®
Individual Variable Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Lincoln Investor Advantage® variable annuity contract, issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). Two separate share classes are offered in this prospectus, each of which has different features and charges. You must choose from one of the following share classes:
●
Lincoln Investor Advantage® B-Share
●
Lincoln Investor Advantage® C-Share
Before you invest, you should also review the prospectus for the Lincoln Investor Advantage® variable annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-888-868-2583 or by sending an email request to CustServSupportTeam@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
The availability of Contract benefits or other Contract features described in this summary prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations in the prospectus for additional information.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, this “free look” or cancellation period may be longer if you are replacing an existing Contract. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees and whether the Contract is appropriate for them based upon their financial situation and objectives. We do not guarantee that all of the Subaccounts will always be available. Our obligations under the Contract (including under the fixed account option, if available), guarantees, or benefits of the Contract are subject to our financial strength and claims-paying ability.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, if any, reduced by Regular Income Payments and withdrawals.
Account Value Death Benefit—Provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options). Payments may be variable or fixed, or a combination of both.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the selection of an Annuity Payout option.
Contract—The variable annuity contract you have entered into with Lincoln Life.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the selection of an Annuity Payout option, the total value of all Accumulation Units of a Contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Death Benefit—Before the selection of an Annuity Payout option, the amount payable to your designated Beneficiary if the
Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the selection of an Annuity Payout option.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you elect the Earnings Optimizer Death Benefit.
Large Account Credit—The additional amount credited to the Contract if the applicable threshold of value in your Subaccounts is met.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Purchase Payments—Amounts paid into the Contract other than Large Account Credits.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Lincoln Investor Advantage® variable annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract also offers a Death Benefit payable to your designated Beneficiaries upon the death of the Contractowner or Annuitant.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the selection of an Annuity Payout option; and (2) a payout (income) phase, after the selection of an Annuity Payout option.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
●
The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
●
A fixed account option, if available, which guarantees principal and a minimum interest rate. Currently, the fixed account option is available for dollar cost averaging (DCA) purposes only.
Additional information about each investment option is provided in Appendix A – Investment Options Available Under The Contract.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two. The payments may also be fixed or variable. Variable payments will vary based on the performance of the funds that you choose.
If you annuitize, your investments will be converted to income payments and you may no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits) terminate upon annuitization.
However, the i4LIFE® Advantage rider offered under your Contract allows you to make withdrawals and be eligible for a Death Benefit.
Primary Features and Options of the Contract
Contracts. This prospectus describes two share classes that have different ongoing fees and surrender charges. Each share class offers you the same Death Benefits and payout (income) options. Each share class has its own base contract expense and applicable surrender charge schedule. In deciding whether to elect any of the optional riders or Death Benefits, you should consider the desirability of the benefit relative to its costs and to your needs, as well as all applicable restrictions and Investment Requirements.
Accessing your money. During the accumulation phase you can surrender the Contract or withdraw part of the Contract Value. If you surrender or take an early withdrawal, you may have to pay a surrender charge and/or you may incur taxes as well as a tax penalty if you are younger than 59½.
Tax treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefits. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner or the Annuitant. Optional Death Benefits that pay different amounts and have different fees may be available. You will incur an additional fee if you select an optional Death Benefit. There is no guarantee that any optional Death Benefits will be available in the future, as we reserve the right to discontinue them at any time.
Optional Riders. For an additional fee, you can purchase the Earnings Optimizer Death Benefit, the Guarantee of Principal Death Benefit, or i4LIFE® Advantage, a minimum Annuity Payout rider.
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
●
Dollar-cost averaging (DCA) allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into other Subaccounts on a monthly basis or in accordance with other terms we make available.

●
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount.
●
Automatic Withdrawal Service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges, taxes, and tax penalties.

Important Information You Should Consider About the Lincoln Investor Advantage® Variable Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a Purchase Payment prior to the 5th anniversary (B-Share) since the Purchase Payment was invested, up to 7% of the amount withdrawn, declining to 0% over that time period. For example, if you purchase a B-Share contract and make a withdrawal of $100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the
Purchase Payment withdrawn. This loss will be greater if there are taxes or tax penalties.
A surrender charge will not apply if your withdrawal is made after the 5th anniversary
(B-Share) since a Purchase Payment was invested.
The C-Share contract does not have surrender charges.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments – Surrender Charge
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges (B-Share contracts only).			●Charges, Other Deductions, and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page in your
Contract for information about the specific fees and expenses you will pay each year based on the options you have elected.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract – Account Value Death Benefit	0.96%[1]	1.26%[1]
	Fund fees and expenses	0.48%[2]	2.76%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.25%[1]	1.70%[3]
1 As a percentage of average Contract Value. For the base contract, also includes an amount attributable to the Annual Account Fee.
2 As a percentage of fund net assets, before expense reimbursement or fee waiver arrangements.
3As a percentage of the greater of the Contract Value or the sum of all Purchase Payments (as adjusted for withdrawals).

Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,713	Highest Annual Cost: $6,398
	Assumes:	Assumes:

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
●Investment of $100,000 ●5% annual appreciation ●Least expensive fund fees and expenses ●No optional benefits ●No surrender charges ●No additional Purchase Payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits, fund fees and
expenses
●No surrender charges
●No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes: ●You can lose money by investing in this Contract, including loss of principal.	●Principal Risks ●Investments of the Variable Annuity Account
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the value of your Contract or the amount of money that you actually receive.
●The benefits of tax deferral, long-term income, and living benefit protections mean the Contract is more beneficial to investors with a long-term investment horizon.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●Fee Tables ●Principal Risks ●Charges, Other Deductions, and Adjustments ●Surrenders and Withdrawals ●Fixed Side of the Contract
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
●Each investment option (including the fixed account option) has its own unique risks.
●You should review the available investment options before making an investment decision.
●Principal Risks ●Investments of the Variable Annuity Account ●Fixed Side of the Contract ●Appendix A – Investment Options Available Under the Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln New York. Any obligations (including under the fixed account option), guarantees, or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln
Life, including our financial strength ratings, is available upon request by calling 1-
888-868-2583 or visiting www.LincolnFinancial.com.
●Principal Risks ●Fixed Side of the Contract

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●Not all investment options may be available for investment under your Contract.
●The availability of investment options may vary depending on the broker-dealer through which the Contract is sold.
●The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option, if available.
●We reserve the right to remove or substitute any funds as investment options that are available under the Contract.
●You are generally restricted to no more than 12 transfers between the investment options per Contract Year. Your ability to transfer between investment options may also be restricted as a result of Investment requirements if you have elected an optional benefit.
●Principal Risks ●Investments of the Variable Annuity Account ●Fixed Side of the Contract ●Appendix A – Investment Options Available Under the Contract
Are There any Restrictions on Contract Benefits?
Yes:
●Optional benefits may have limitations or restrictions, including the investment options that you may select under the Contract. We may change these restrictions in the future.
●We may modify or stop offering an optional benefit that is currently available at any time.
●Optional benefit availability may vary by state of issue or selling broker-dealer. All variations, if material, will be disclosed in the prospectus.
●If you elect certain optional benefits, you may be limited in the amount of Purchase
Payments that you can make (and when).
●The Contracts ●Death Benefits ●Appendix B – Investment Requirements ●Appendix C – Broker Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	●0.95% (B-Share) ●1.25% (C-Share) (as a percentage of average Contract Value)	●Poor investment performance could significantly reduce the benefit. ●Withdrawals could significantly reduce the benefit.
Dollar-Cost Averaging	Allows you to automatically transfer amounts between certain investment options on a monthly basis.	None	●Minimum amount to be dollar cost averaged is $1,500 over any time period between 3 and 60 months. ●Cannot be used simultaneously with portfolio rebalancing.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	●Cannot be used simultaneously with dollar cost averaging. ●Only available for the Subaccounts. ●Rebalancing may take place on a monthly, quarterly, semi-annual, or annual basis.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Automatically terminates once i4LIFE®
Advantage begins.
●Withdrawals are subject to applicable
surrender charges, taxes, and tax
penalties.
●May result in Excess Withdrawals under
certain optional benefits.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) all Purchase Payments, adjusted for withdrawals.	●1.40%	●Not available if age 86 or older at the time of issuance. ●Withdrawals could significantly reduce the benefit. ●Additional Purchase Payments may be subject to restrictions.
Earnings Optimizer Death Benefit
Provides a Death Benefit equal to the
greatest of (1) Contract Value; (2) all
Purchase Payments, adjusted for
withdrawals; (3) the current Contract Value
as of the Valuation Date we approve the
claim equal to the Enhancement Rate
multiplied by the lesser of the contract
earnings or earnings limit.
●1.40% (Age at Issue 1 - 69) ●1.70% (Age at Issue 70 - 75)
●Available only at issue of the contract.
●Investment Requirements apply.
●Withdrawals could significantly reduce
the benefit.
●Not available if age 76 or older at the
time of issuance.
●Poor investment performance could
significantly reduce and limit potential
increases to the contract earnings.
●Additional Purchase Payments may be
subject to restrictions.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
i4LIFE® Advantage	Provides: ●Variable periodic Regular Income Payments for life. ●The ability to make additional withdrawals and surrender the Contract during the Access Period.	●0.40% (as an annualized percentage of average Account Value)	●Withdrawals could significantly reduce or terminate the benefit. ●Restrictions apply to the length of the Access Period. ●Additional Purchase Payments may be subject to restrictions.
Buying the Contract
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your registered representative. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office at The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Purchase Payments – Investing in the Contract
You may make Purchase Payments to the Contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. If we receive an additional Purchase Payment before the close of the New York Stock Exchange (typically 4:00 p.m., Eastern Time), we will credit your Purchase Payment that day. If we receive your additional Purchase Payment after the close of the New York Stock Exchange, your payment will be applied on the next business day.
The minimum initial Purchase Payment is $10,000. The minimum initial Purchase Payment for nonqualified C-Share contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations and Home Office approval) is $50,000. Minimum additional Purchase Payments must be at least $100 ($25 if transmitted electronically) each, with an annual minimum amount of $300.
Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the Contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
You must obtain our approval for Purchase Payments totaling $5 million or more where the only optional benefits elected are the Account Value Death Benefit and/or i4LIFE® Advantage without the Guaranteed Income Benefit and $1 million or more for all other contracts. At the Company’s discretion, either amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Purchase Payments totaling more than $10 million will not be accepted. If you stop making Purchase Payments, the Contract will remain in force, however, we may terminate the Contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, or the death of the Contractowner, whichever comes first.
If you elect the Earnings Optimizer Death Benefit, cumulative additional Purchase Payments after the first rider date anniversary and after the 70th birthday of the oldest Contractowner or Annuitant may not exceed $100,000 each rider year. While the rider is in effect, we reserve the right to limit future Purchase Payments after the 76th birthday of the oldest Contractowner or Annuitant. If the oldest Contractowner or Annuitant is age 70 or older at the time a Purchase Payment is made, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all versions of Lincoln Investor Advantage® contracts with the Earnings Optimizer Death Benefit for the same Contractowner and/or Annuitant. If the Contract Value is zero, then no additional Purchase Payments will be accepted.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the Death Benefit and certain living benefits). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after New York Stock Exchange regular market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender and withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by applicable law.
There may be charges associated with surrender of a Contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
There are tax consequences for surrenders and withdrawals.
Certain withdrawals may reduce the value of any optional living benefits you elected or even terminate the benefit.
Some optional living benefits provide withdrawal options.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted.

TRANSACTION EXPENSES

	B-Share	C-Share
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%	N/A
1
The surrender charge percentage is reduced over a 5-year period at the following rates: 7%, 6%, 5%, 4%, 3%. We may reduce or waive this charge in certain situations. There is no surrender charge for C-Share. See Charges, Other Deductions, and Adjustments — Surrender Charge.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

	B-Share	C-Share
Administrative Expense (Annual Account Fee):[1]	$35	$35

Base Contract Expenses (as a percentage of average Contract Value)
Account Value Death Benefit[2]	0.95%	1.25%

Optional Benefit Expenses
Guarantee of Principal Death Benefit:[3]
Guaranteed Maximum Annual Charge	1.40%	1.40%
Current Annual Charge	0.25%	0.25%
Earnings Optimizer Death Benefit:[3]
Guaranteed Maximum Annual Charge
Age at Issue – 1 – 69	1.40%	1.40%
Age at Issue – 70 – 75	1.70%	1.70%
Current Annual Charge
Age at Issue – 1 – 69	0.30%	0.30%
Age at Issue – 70 – 75	0.70%	0.70%
i4LIFE® Advantage:[4]
Current Charge	0.40%	0.40%
1
During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the Contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value. We do not assess the account fee on Contracts issued to Selling Group Individuals.
2
The base contract expense is 0.95% (B-Share) and 1.10% (C-Share) on and after the selection of an Annuity Payout option.
3
We will deduct this charge from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or following the three-month anniversary of the rider effective date. See the Charges, Other Deductions, and Adjustments section for a discussion of how the charges are calculated.
4
As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage and is added to your base contract expense. These charges continue during the Access Period. During the Lifetime Income Period, the i4LIFE® Advantage charge rate of
0.40% is added to the Account Value Death Benefit base contract expense.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any fee waivers or expense reimbursements.	0.48%	2.76%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any fee waivers or expense reimbursements.[1]	0.48%	2.23%
1
Any fee waivers or expense reimbursements will remain in effect until at least April 30, 2027, and can only be terminated early with approval by the fund’s board of directors.
EXAMPLES
This Example is intended to help you compare the cost of investing in the variable options with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, contract fees, annual contract expenses, and annual fund fees and expenses.
The Example assumes all Contract Value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed account option (if available).
The Example assumes that you invest $100,000 in the variable options for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds, and that i4LIFE® Advantage with the Earnings Optimizer Death Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1) If you surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B-Share	$12,803	$22,373	$31,800	$56,726
C-Share	$6,794	$20,168	$33,160	$63,979
2) If you annuitize or do not surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B-Share	$5,803	$17,373	$28,800	$56,726
C-Share	$6,794	$20,168	$33,160	$63,979

Appendix A — Investment Options Available Under The Contract
Variable Options
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-888-868-2583 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflect fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To maximize total return, which consists of appreciation on its investments and a variable income stream.	ALPS Global Opportunity Portfolio - Class III	1.76%[2]	1.36%	6.30%	9.36%
investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index.	ALPS/Alerian Energy Infrastructure Portfolio - Class III	1.30%	4.66%	22.06%	10.70%
To provide current income and preservation of capital.	American Funds® IS American Funds Mortgage Fund - Class 4 advised by Capital Research and Management Company	0.81%[2]	8.32%	0.06%	1.43%
High total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds® IS Asset Allocation Fund - Class 4 advised by Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
To provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years.	American Funds® IS Capital Income Builder - Class 4 advised by Capital Research and Management Company	0.77%[2]	20.16%	8.82%	7.32%
Long-term growth of capital.	American Funds® IS Global Growth Fund - Class 4 advised by Capital Research and Management Company	0.90%[2]	21.34%	7.97%	11.89%
Long-term growth of capital.	American Funds® IS Global Small Capitalization Fund - Class 4 advised by Capital Research and Management Company	1.15%[2]	14.33%	0.23%	6.96%
Growth of capital.	American Funds® IS Growth Fund - Class 4 advised by Capital Research and Management Company	0.83%	19.93%	13.09%	17.67%
Long-term growth of capital and income.	American Funds® IS Growth-Income Fund - Class 4 advised by Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
Long-term growth of capital.	American Funds® IS International Fund - Class 4 advised by Capital Research and Management Company	0.97%[2]	26.41%	3.14%	6.73%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term capital appreciation.	American Funds® IS New World Fund - Class 4 advised by Capital Research and Management Company	1.07%[2]	27.92%	5.06%	8.98%
To produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.	American Funds® IS Washington Mutual Investors Fund - Class 4 advised by Capital Research and Management Company	0.75%[2]	16.90%	13.60%	12.08%
Capital appreciation.	ClearBridge Variable Growth Portfolio - Class II advised by Franklin Templeton Fund Adviser, LLC	1.13%	13.10%	4.98%	7.20%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class II advised by Franklin Templeton Fund Adviser, LLC	1.07%	4.08%	4.23%	7.24%
Total return.	Columbia VP Commodity Strategy Fund - Class 2	0.98%[2]	15.30%	12.44%	6.46%
High total return through current income and, secondarily, through capital appreciation.	Columbia VP Emerging Markets Bond Fund - Class 2	0.98%	12.65%	1.47%	4.03%
Total return, consisting of current income and capital appreciation.	Columbia VP Strategic Income Fund - Class 2	0.95%[2]	6.88%	1.87%	3.99%
To provide a high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Initial Class	1.19%	3.95%	4.64%	4.43%
Income and capital growth consistent with reasonable risk.	Fidelity® VIP Balanced Portfolio - Service Class 2	0.66%	14.96%	9.24%	10.84%
Capital appreciation.	Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	0.86%	6.54%	N/A	N/A
Capital appreciation.	Fidelity® VIP Consumer Staples Portfolio - Service Class 2	0.86%	-3.23%	N/A	N/A
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.79%	21.24%	15.08%	15.49%
Capital appreciation.	Fidelity® VIP Financials Portfolio - Service Class 2	0.85%	14.89%	N/A	N/A
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class 2	0.80%	14.63%	13.42%	17.16%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.80%	11.49%	9.83%	10.31%
High level of current income, and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio - Service Class 2	0.88%	8.58%	2.79%	4.40%
Capital appreciation.	Fidelity® VIP Technology Portfolio - Service Class 2	0.81%	23.07%	N/A	N/A
To provide long-term capital appreciation.	First Trust Capital Strength Hedged Equity Portfolio - Class I	1.25%[2]	-2.26%	N/A	N/A
To provide capital appreciation.	First Trust Capital Strength Portfolio - Class I	1.10%	5.70%	7.07%	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Total return. A fund of funds.	First Trust Dorsey Wright Tactical Core Portfolio - Class I	1.28%[2]	9.69%	5.34%	6.63%
To provide long-term capital appreciation.	First Trust Growth Strength Portfolio - Class I	1.20%[2]	11.75%	N/A	N/A
To provide capital appreciation.	First Trust International Developed Capital Strength Portfolio - Class I	1.20%[2]	19.53%	6.45%	N/A
To maximize current income, with a secondary objective of capital appreciation.	First Trust Multi Income Allocation Portfolio - Class I	1.17%[2]	7.71%	6.11%	5.91%
To provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I5	1.18%	5.30%	3.98%	6.68%
Capital appreciation with income as a secondary objective.	Franklin Allocation VIP Fund - Class 4	0.92%[2]	12.53%	5.59%	7.19%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 4	0.82%	12.43%	7.54%	7.19%
Long-term capital appreciation; preservation of capital is also an important consideration.	Franklin Rising Dividends VIP Fund - Class 4	0.99%	11.66%	9.38%	11.98%
Long-term total return.	Franklin Small Cap Value VIP Fund - Class 4	1.01%[2]	7.49%	8.75%	9.71%
Long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund - Class 4	1.19%	2.40%	0.92%	9.78%
To seek long-term capital appreciation with less risk than traditional equity funds.	Guggenheim VT Multi-Hedge Strategies advised by Security Investors, LLC	1.75%[2]	1.25%	1.23%	1.62%
Capital growth and income.	Invesco V.I. Comstock Fund - Series II Shares	1.00%	17.14%	15.14%	11.67%
To seek to provide reasonable current income and long-term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series II Shares	0.93%	15.44%	10.53%	8.93%
Both capital appreciation and current income.	Invesco V.I. Equity and Income Fund - Series II Shares	0.82%	12.52%	8.68%	8.64%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund - Series II Shares	1.15%	16.23%	3.42%	5.95%
Capital appreciation.	Invesco V.I. International Growth Fund - Series II Shares	1.25%[2]	15.53%	1.88%	5.34%
Capital appreciation.	Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1.09%	8.44%	8.07%	10.31%
Long-term growth of capital. A fund of funds.	Lincoln Hedged Nasdaq-100 Fund - Service Class[6]	1.20%[2]	12.44%	N/A	N/A
Long-term growth of capital. A fund of funds.	Lincoln Hedged S&P 500 Conservative Fund - Service Class[3]	1.05%[2]	9.27%	N/A	N/A
Long-term growth of capital. A fund of funds.	Lincoln Hedged S&P 500 Fund - Service Class[3]	1.05%[2]	11.52%	N/A	N/A
Long-term growth of capital. A fund of funds.	Lincoln Opportunistic Hedged Equity Fund - Service Class	1.06%[2]	9.77%	N/A	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To seek high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	0.98%	8.33%	2.10%	4.72%
To seek high level of income consistent with preservation of capital.	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	0.72%[2]	5.90%	2.25%	2.62%
Long-term growth of capital.	LVIP AllianceBernstein Large Cap Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	0.88%[2]	13.72%	8.18%	13.37%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP American Balanced Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.92%[2]	15.07%	6.24%	7.86%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	LVIP American Century Balanced Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%[2]	9.33%	6.23%	N/A
Capital growth.	LVIP American Century Capital Appreciation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.94%[2]	6.56%	5.02%	11.31%
Long-term total return using a strategy that seeks to protect against U.S. inflation.	LVIP American Century Inflation Protection Fund - Service Class advised by Lincoln Financial Investments Corporation	0.72%[2]	6.33%	0.62%	2.61%
Capital growth.	LVIP American Century International Fund - Service Class advised by Lincoln Financial Investments Corporation	1.10%[2]	15.81%	1.71%	6.27%
Long-term capital growth, income is secondary objective.	LVIP American Century Large Company Value Fund - Service Class advised by Lincoln Financial Investments Corporation This fund will not be available in contracts issued on or after May 18, 2026. This fund will be reorganized to merge into the LVIP American Century Value Fund on or about June 5, 2026, subject to shareholders approval.	0.85%[2]	15.23%	9.84%	9.35%
Long-term capital growth, income is secondary consideration.	LVIP American Century Mid Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	1.01%[2]	8.83%	8.72%	8.96%
Long-term capital growth.	LVIP American Century Ultra® Fund - Service Class advised by Lincoln Financial Investments Corporation	0.90%[2]	12.67%	11.52%	17.00%
Long-term capital growth; income is a secondary consideration.	LVIP American Century Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.86%[2]	15.85%	11.47%	10.07%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term capital appreciation. A fund of funds.	LVIP American Funds Vanguard Active Passive Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%[2]	N/A	N/A	N/A
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP American Growth Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.94%[2]	16.67%	6.74%	8.54%
Current income, consistent with the preservation of capital. A fund of funds.	LVIP American Preservation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.86%[2]	5.80%	0.81%	1.69%
Capital growth; income is a secondary consideration.	LVIP Avantis Large Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.96%[2]	14.56%	8.51%	10.12%
Capital appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.15%[2]	-10.08%	-0.33%	8.78%
Long-term capital appreciation.	LVIP BlackRock Equity Dividend Fund - Service Class advised by Lincoln Financial Investments Corporation	0.96%[2]	13.09%	7.97%	8.27%
High total investment return.	LVIP BlackRock Global Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	18.41%	5.84%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	1.10%	5.49%	2.36%	2.76%
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Service Class advised by Lincoln Financial Investments Corporation	1.11%[2]	8.63%	2.45%	3.42%
Long-term capital appreciation.	LVIP Channing Small Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	1.13%	7.67%	N/A	N/A
Long-term capital appreciation.	LVIP ClearBridge Appreciation Fund - Service Class advised by Lincoln Financial Investments Corporation This fund will be available on or about May 18, 2026. Please consult your registered representative.	0.95%[2]	14.19%	12.44%	13.05%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term capital appreciation; current income and income growth is a secondary objective.	LVIP ClearBridge Dividend Strategy Fund - Service Class advised by Lincoln Financial Investments Corporation This fund will be available on or about May 18, 2026. Please consult your registered representative.	1.00%[2]	12.46%	11.69%	12.29%
Long-term growth of capital.	LVIP ClearBridge Large Cap Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	0.99%[2]	8.35%	10.29%	N/A
Long-term growth of capital; current income is a secondary objective.
LVIP ClearBridge Large Cap Value Fund -
Service Class
advised by Lincoln Financial Investments
Corporation
This fund will be available on or about May
18, 2026. Please consult your registered
representative.
		0.97%[2]	N/A	N/A	N/A
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.87%[2]	34.91%	9.38%	8.16%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.74%[2]	15.26%	12.75%	13.27%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class advised by Lincoln Financial Investments Corporation	0.74%	15.09%	12.55%	12.71%
Maximum long-term total return consistent with reasonable risk.	LVIP Fidelity Institutional AM® Total Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.81%[2]	6.40%	-0.65%	2.25%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Franklin Templeton Core Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.72%	6.87%	-0.79%	1.88%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.71%[2]	33.98%	8.80%	7.62%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.65%[2]	35.26%	11.70%	8.13%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.61%[2]	18.39%	15.89%	13.26%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.62%	13.30%	11.41%	9.93%
Current income while maintaining a stable value of the investors' shares and preserving the value of the investors' initial investment.	LVIP Government Money Market Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	3.71%	2.79%	1.70%
To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	LVIP JPMorgan Core Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.71%	7.15%	-0.29%	1.85%
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Service Class advised by Lincoln Financial Investments Corporation	0.93%[2]	8.59%	4.41%	5.55%
Capital appreciation with the secondary goal of achieving current income by investing in equity securities.	LVIP JPMorgan Mid Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.99%	4.45%	N/A	N/A
Maximum total return, consistent with reasonable risk.	LVIP JPMorgan Short Duration Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.77%[2]	4.87%	1.55%	2.03%
Capital growth over the long term.	LVIP JPMorgan Small Cap Core Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%	10.00%	6.13%	8.66%
High total return.	LVIP JPMorgan U.S. Equity Fund - Service Class advised by Lincoln Financial Investments Corporation	0.88%	14.26%	13.40%	14.56%
To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.	LVIP Loomis Sayles Global Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	1.12%[2]	17.18%	8.87%	N/A
Long-term capital appreciation.	LVIP MFS International Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	1.04%[2]	18.81%	6.82%	9.46%
Capital appreciation.	LVIP MFS Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.86%[2]	12.78%	9.72%	9.82%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Service Class advised by Lincoln Financial Investments Corporation	0.91%[2]	6.14%	-3.54%	0.11%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.99%[2]	36.05%	10.96%	7.63%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Total return.	LVIP Nomura Diversified Floating Rate Fund - Service Class advised by Lincoln Financial Investments Corporation	0.89%[2]	4.51%	3.09%	2.51%
Total return and, as a secondary objective, high current income.	LVIP Nomura High Yield Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%[2]	8.94%	3.75%	5.58%
To maximize long-term capital appreciation.	LVIP Nomura Mid Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.77%	12.95%	11.33%	10.29%
Long-term capital appreciation.	LVIP Nomura SMID Cap Core Fund - Service Class advised by Lincoln Financial Investments Corporation	1.10%[2]	8.53%	8.77%	9.34%
To maximize long-term capital appreciation.	LVIP Nomura Social Awareness Fund - Service Class advised by Lincoln Financial Investments Corporation	0.79%	14.65%	12.58%	13.13%
Long-term capital appreciation.	LVIP Nomura U.S. Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	1.02%	22.24%	15.46%	15.92%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Nomura U.S. REIT Fund - Service Class advised by Lincoln Financial Investments Corporation	1.13%[2]	0.72%	5.24%	3.74%
To seek a high level of current income consistent with preservation of capital.	LVIP PIMCO Low Duration Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.85%[2]	5.21%	1.65%	1.99%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP State Street Bond Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.62%[2]	6.53%	-0.97%	1.42%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP State Street Conservative Index Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.75%[2]	12.51%	3.45%	5.30%
To provide investment results that, before fees and expenses, correspond generally to the total return of the MSCI Emerging Markets Index that tracks performance of emerging market equity securities.	LVIP State Street Emerging Markets Equity Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.75%[2]	33.15%	3.15%	N/A
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP State Street International Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	30.85%	8.39%	7.73%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Capital appreciation. A fund of funds.	LVIP State Street International Managed Volatility Fund - Service Class advised by Lincoln Financial Investments Corporation	0.87%[2]	24.69%	6.54%	5.31%
To approximate as closely as practicable, before fees and expenses, the performance of the S&P MidCap 400® Index that emphasizes stocks of mid-sized U.S. companies.	LVIP State Street Mid-Cap Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.60%[2]	6.87%	8.47%	10.06%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP State Street Moderate Index Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.75%	15.35%	5.59%	7.16%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP State Street Moderately Aggressive Index Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.75%	17.14%	6.39%	7.91%
Seeks an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index.	LVIP State Street Nasdaq-100 Index Fund - Service Class[6] advised by Lincoln Financial Investments Corporation	0.69%	20.20%	N/A	N/A
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP State Street S&P 500 Index Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.48%	17.30%	13.88%	14.26%
To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.	LVIP State Street Short-Term Bond Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.61%[2]	5.25%	2.00%	N/A
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP State Street Small-Cap Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	12.18%	5.47%	8.90%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP Structured Conservative Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.84%	13.44%	4.19%	5.34%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.81%	16.98%	6.90%	7.32%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Structured Moderately Aggressive Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.84%	19.03%	8.00%	8.05%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class advised by Lincoln Financial Investments Corporation	0.96%[2]	10.76%	7.14%	12.62%
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.61%	6.06%	-0.70%	1.29%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.55%[2]	16.18%	12.43%	13.50%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.57%[2]	31.23%	7.02%	7.87%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Service Class advised by Lincoln Financial Investments Corporation	1.03%[2]	2.16%	8.97%	8.26%
Capital appreciation.	MFS International Intrinsic Equity Portfolio - Service Class advised by Massachusetts Financial Services Company	1.14%[2]	32.96%	7.02%	9.68%
Capital appreciation.	MFS® VIT Growth Series - Service Class advised by Massachusetts Financial Services Company	0.98%[2]	11.90%	10.82%	15.31%
Total return.	MFS® VIT Total Return Series - Service Class advised by Massachusetts Financial Services Company	0.86%[2]	10.91%	6.16%	7.36%
Total return.	MFS® VIT Utilities Series - Service Class advised by Massachusetts Financial Services Company	1.03%[2]	14.76%	7.38%	9.22%
Total return.	Nomura VIP Asset Strategy Series - Service Class	0.77%[2]	16.66%	7.07%	7.84%
Long-term capital appreciation.	Nomura VIP Emerging Markets Series - Service Class	1.46%[2]	80.77%	8.48%	11.85%
Capital growth and appreciation.	Nomura VIP Energy Series - Service Class	1.10%[2]	11.89%	18.61%	1.74%
To seek to provide total return through a combination of high current income and capital appreciation.	Nomura VIP High Income Series - Service Class	0.97%	7.17%	3.73%	5.56%
Growth of capital.	Nomura VIP Mid Cap Growth Series - Service Class	1.10%[2]	1.18%	-0.08%	10.66%
Growth of capital.	Nomura VIP Science and Technology Series - Service Class	1.15%	33.36%	13.71%	17.20%
Growth of capital.	Nomura VIP Small Cap Growth Series - Service Class	1.15%[2]	13.39%	2.20%	8.69%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Capital appreciation.	Nomura VIP Small Cap Value Series - Service Class	1.04%	7.83%	8.93%	8.84%
Maximum real return, consistent with preservation of real capital and prudent investment management. A fund of funds.	PIMCO VIT All Asset Portfolio - Advisor Class advised by Pacific Investment Management Company, LLC	2.23%[2]	14.19%	5.49%	6.67%
Balanced investment composed of a well- diversified portfolio of stocks and bonds which produce both capital growth and current income.	Putnam VT George Putnam Balanced Fund - Class IB	0.88%	13.95%	8.85%	10.17%
Capital appreciation.	Putnam VT Global Health Care Fund - Class IB	1.00%	15.05%	7.71%	8.36%
High current income consistent with what the manager believes to be prudent risk.	Putnam VT Income Fund - Class IB advised by Franklin Advisers, Inc.	0.82%	7.25%	-1.13%	1.89%
Capital growth and current income.	Putnam VT Large Cap Value Fund - Class IB	0.79%	20.35%	15.38%	13.30%
Long-term capital appreciation.	Putnam VT Sustainable Future Fund - Class IB	1.05%[2]	2.66%	1.19%	9.60%
Long-term capital appreciation.	Putnam VT Sustainable Leaders Fund - Class IB	0.88%	10.69%	10.34%	14.69%
Long-term capital growth.	Templeton Foreign VIP Fund - Class 4	1.18%[2]	28.97%	8.14%	5.64%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 4 advised by Franklin Advisers, Inc.	0.85%[2]	15.56%	-1.05%	-0.25%
Long-term capital appreciation by investing primarily in global resource securities; income is a secondary consideration.	VanEck VIP Global Resources Fund - Class S Shares	1.32%	36.17%	10.24%	8.06%
Long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	0.94%[2]	7.58%	2.52%	4.23%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
4
“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
5
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
6
The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization. NASDAQ®, and Nasdaq-100 Index®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by The Lincoln National Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by NASDAQ, and NASDAQ makes no representation regarding the advisability of purchasing the fund.

Fixed Options
The following is a list of fixed account options currently available under the Contract. We may change the features of the fixed account options listed below, offer new fixed account options, and terminate existing fixed account options. We will provide you with written notice at least 30 days prior to the date of any change. Depending on the optional benefits you choose, you may not be able to invest in a fixed account option. Fixed account options are available in B-Share contracts only.
Name	Term	Minimum Guaranteed Interest Rate
DCA Fixed Account	3 –60 months	1.75%

Appendix B — Investment Requirements
If you elect the Earnings Optimizer Death Benefit, you will be subject to Investment Requirements. These Investment Requirements will apply for the entire time your Contract is in force. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected this Death Benefit. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make a Death Benefit payout.
We have divided the Subaccounts of your Contract into groups and have specified the maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase this rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your Contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, portfolio rebalancing will be paused, and any subsequent transfer requests will be considered not in Good Order until updated allocation instructions are received. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe these modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors, including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.
submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.
take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.
B-1

At this time, the Subaccount groups are as follows:
Group 1 – Unlimited Subaccounts
You may allocate 100% of your Contract Value or Account Value among any Subaccount not listed Group 2 – Unavailable Subaccounts
Group 2 – Unavailable Subaccounts These funds are not available if you have elected the Earnings Optimizer Death Benefit
ALPS/Alerian Energy Infrastructure Portfolio
ALPS Global Opportunity Portfolio
American Funds® IS New World Fund
Columbia VP Commodity Strategy Fund
Columbia VP Emerging Markets Bond Fund
Columbia VP Strategic Income Fund
DWS Alternative Asset Allocation VIP Portfolio
Eaton Vance VT Floating-Rate Income Fund
Fidelity® VIP Consumer Discretionary Portfolio
Fidelity® VIP Consumer Staples Portfolio
Fidelity® VIP Financials Portfolio
Fidelity® VIP Technology Portfolio
First Trust Capital Strength Hedged Equity Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Multi-Income Allocation Portfolio
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio
Guggenheim VT Multi-Hedge Strategies
LVIP BlackRock Real Estate Fund
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund
LVIP Loomis Sayles Global Growth Fund
LVIP Mondrian Global Income Fund
LVIP Nomura U.S. REIT Fund
LVIP State Street Emerging Markets Equity Index Fund
MFS® VIT Utilities Series
Nomura VIP Asset Strategy Series
Nomura VIP Emerging Markets Series
Nomura VIP Energy Series
Nomura VIP Science and Technology Series
PIMCO VIT All Asset Portfolio
Putnam VT Global Health Care Fund
Templeton Global Bond VIP Fund
VanEck VIP Global Resources Fund
As an alternative, to satisfy these Investment Requirements, 100% of the Contract Value may be allocated to one of the following asset allocation models:
●
American Century Diversified Growth Model
●
American Funds IS TRICAP Global Growth Portfolio
●
American Funds IS TRICAP Growth Portfolio
●
Dimensional/Vanguard Global Growth Allocation Model
●
Dimensional/Vanguard Moderate Allocation Model
●
First Trust Defensive Equity Strength Model
●
JPMorgan U.S. Active Growth Model
These models are made available to you by your broker-dealer. You may choose only one asset allocation model at a time, though you may change to a different asset allocation model available in your Contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
B-2

This updating summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos.:
333-193272; 811-08517
EDGAR Contract Identifier:
C000203524